UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 1, 2010
McKesson Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-13252	94-3207296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

McKesson Plaza, One Post Street, San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 983-8300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.
On November 1, 2010, McKesson Corporation (the “Company”) and US Oncology Holdings, Inc. (“US Oncology”) issued a joint press release announcing the execution of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 1, 2010, by and among the Company, Utah Acquisition Corporation, a wholly owned subsidiary of the Company, US Oncology and Utah Stockholders’ Agent LLC, as Stockholders’ Agent.
The Company also held a conference call for investors and analysts on November 1, 2010 in connection with its announcement of the Merger Agreement. The transcript of that call is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 8.01    Other Events.
A copy of the press release announcing execution of the Merger Agreement is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
A copy of the Merger Agreement is attached hereto as Exhibit 99.3 and is incorporated by reference herein. The Merger Agreement contains representations and warranties made by and to the parties thereto as of the specified date. The assertions embodied in those representations and warranties were made for purposes of the respective agreements and are subject to qualifications and limitations agreed by the respective parties in connection with negotiating the terms of the agreements. In addition, certain representations and warranties were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the respective parties rather than establishing matters as facts. For the foregoing reasons, no person other than the parties to such agreement should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.
Item 9.01    Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Transcript of conference call held by the Company for investors and analysts on November 1, 2010.

99.2	Press Release issued by the Company and US Oncology dated November 1, 2010.

99.3	Agreement and Plan of Merger, dated as of November 1, 2010, by and among the Company, Utah Acquisition Corporation, US Oncology and Utah Stockholders’ Agent LLC, as Stockholders’ Agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 2, 2010

McKesson Corporation
By:	/s/ Laureen E. Seeger
Laureen E. Seeger
Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of conference call held by the Company for investors and analysts on November 1, 2010.

99.2	Press Release issued by the Company and US Oncology dated November 1, 2010.

99.3	Agreement and Plan of Merger, dated as of November 1, 2010, by and among the Company, Utah Acquisition Corporation, US Oncology and Utah Stockholders’ Agent LLC, as Stockholders’ Agent.